                                                                EXHIBIT 99(A)(2)

                               LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                       (INCLUDING THE ASSOCIATED RIGHTS)

                                       OF

                    PLATINUM TECHNOLOGY INTERNATIONAL, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED APRIL 2, 1999
                                       BY
                                HARDMETAL, INC.
                          a wholly owned subsidiary of
                    COMPUTER ASSOCIATES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON
             THURSDAY, APRIL 29, 1999, UNLESS THE OFFER IS EXTENDED.
   ---------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:
                     AMERICAN STOCK TRANSFER & TRUST COMPANY

           BY MAIL:                  BY FACSIMILE TRANSMISSION:        BY HAND/OVERNIGHT DELIVERY:
 40 Wall Street, 46(th) Floor       (Eligible Institutions Only)      40 Wall Street, 46(th) Floor
      New York, NY 10005                   (718) 234-5001                  New York, NY 10005
          (Attention:                  CONFIRM BY TELEPHONE:                   (Attention:
  Reorganization Department)               (718) 921-8200              Reorganization Department)
                                       FOR INFORMATION CALL:
                                           (718) 921-8200

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used either if certificates representing Shares (defined below) are to be forwarded with this Letter of Transmittal or, unless an Agent's Message (defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedure set forth in Section 3 of the Offer to Purchase.

    Stockholders who cannot deliver certificates for their Shares or who cannot deliver confirmation of the book-entry transfer of their Shares into the Depositary's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Depositary by the Expiration Date (defined in Section 1 of the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

 ----------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF SHARES TENDERED
 ----------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
                       APPEAR(S)                                       SHARES TENDERED
                  ON CERTIFICATE(S))                     (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------
                                                         CERTIFICATE     TOTAL NUMBER    TOTAL NUMBER
                                                         NUMBER(S)(1)         OF          OF SHARES
                                                                            SHARES       TENDERED(2)
                                                                        REPRESENTED BY
                                                                        CERTIFICATE(S)(1)
------------------------------------------------------------------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------

                                                        ----------------------------------------------
                                                         TOTAL SHARES

------------------------------------------------------------------------------------------------------

  (1)  NEED NOT BE COMPLETED BY STOCKHOLDERS TENDERING BY BOOK-ENTRY TRANSFER.
  (2)  UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL SHARES DESCRIBED ABOVE ARE BEING
       TENDERED. SEE INSTRUCTION 4.

------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    TC Account Number __________________________________________________________

    Transaction Code Number ____________________________________________________

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Owner(s): ____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution that Guaranteed Delivery: ______________________________

    If delivery is by book-entry transfer, give the following: _________________

        DTC Account Number _____________________________________________________

        Transaction Code Number ________________________________________________
--------------------------------------------------------------------------------

Ladies and Gentlemen:

    The undersigned hereby tenders to HardMetal, Inc., a Delaware corporation ("Merger Subsidiary") and a wholly owned subsidiary of Computer Associates International, Inc., a Delaware corporation ("Computer Associates"), the above described shares of Common Stock, par value $.001 per share, of PLATINUM TECHNOLOGY International, INC., a Delaware corporation (the "Company"), including the associated Class II Series A Junior Participating Preferred Share Purchase Rights (the "Rights") issued pursuant to the Rights Agreement, dated as of December 21, 1995, as amended, between the Company and Harris Trust and Savings Bank, as Rights Agent (the shares and the Rights collectively referred to as the "Shares") pursuant to Merger Subsidiary's offer to purchase all outstanding Shares at a price of $29.25 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 2, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). Merger Subsidiary reserves the right to transfer or assign, in whole or from time to time in part, to one or more of Computer Associates or any of its wholly-owned subsidiaries the right to purchase Shares tendered pursuant to the Offer.

    Subject to and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, Merger Subsidiary all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after March 29, 1999) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Merger Subsidiary, (b) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

    If, on or after March 29, 1999, the Company should declare or pay any cash or stock dividend or other distribution on or issue any rights with respect to the Shares, payable or distributable to stockholders of record on a date before the transfer to the name of Merger Subsidiary or its nominee or transferee on the Company's stock transfer records of the Shares accepted for payment pursuant to the Offer, then, subject to the provisions of the Offer to Purchase, (i) the purchase price per Share payable by Merger Subsidiary pursuant to the Offer will be reduced by the amount of any such cash dividend or cash distribution and (ii) the whole of any such non-cash dividend, distribution or right will be received and held by the tendering stockholder for the account of Merger Subsidiary and shall be required to be promptly remitted and transferred by each tendering stockholder to the Depositary for the account of Merger Subsidiary, accompanied by appropriate documentation of transfer. Pending such remittance, Merger Subsidiary will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution or right and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by Merger Subsidiary in its sole discretion.

    The undersigned hereby irrevocably appoints Mr. Ira H. Zar, Mr. Michael A. McElroy and Mr. Steven M. Woghin, and each of them, and any other designees of Merger Subsidiary as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or its substitute shall in its sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney and proxy or its substitute shall in its sole discretion deem proper with respect to, and to otherwise act as such attorney and proxy or its substitute shall in its sole discretion deem proper with respect to, all of the Shares tendered hereby which have been accepted for payment by Merger Subsidiary prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after March 29, 1999), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Merger Subsidiary in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective). The undersigned acknowledges that in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, Merger Subsidiary or Merger Subsidiary's designee must be able to exercise full voting and other rights of a record and beneficial holder with respect to such Shares.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after March 29, 1999), that the undersigned own(s) the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that such tender of Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by Merger Subsidiary, Merger Subsidiary will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Merger Subsidiary to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

    All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, assigns, administrators, trustees in bankruptcy, personal and legal representatives of the undersigned. Except as stated in the Offer, this tender is irrevocable, provided that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date or at any time on or after May 31, 1999, unless theretofore accepted for payment.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Merger Subsidiary upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Merger Subsidiary may not be required to accept for payment any Shares tendered hereby.

    Unless otherwise indicated under "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and/or return any certificates for Shares not tendered or not accepted for payment, in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered" (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered" shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any certificates for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) in the name(s) of, and mail said check and any certificates (and accompanying documents, as appropriate) to, the person(s) so indicated. The undersigned recognizes that Merger Subsidiary has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if Merger Subsidiary does not accept for payment any of the Shares so tendered.

------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

  Issue check and/or certificates to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)
  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

   ------------------------------------------------------------------
   ------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

  Mail check and/or certificates to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   -----------------------------------------------------------

                                   IMPORTANT

                                   SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

________________________________________________________________________________
                      SIGNATURE(S) OF HOLDER(S) OF SHARES

________________________________________________________________________________

Dated:               , 1999

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s) ________________________________________________________________________
                                 (PLEASE PRINT)

________________________________________________________________________________

Capacity (full title) (See Instruction 5) ______________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                                                              (INCLUDE ZIP CODE)

Area Code and Telephone No. ____________________________________________________

Tax Identification or Social Security No.: _____________________________________

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                                                              (INCLUDE ZIP CODE)

Area Code and Telephone No. ____________________________________________________

Dated:               , 1999

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a Book-Entry Confirmation of all Shares delivered electronically, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) or, in connection with a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. If a stockholder's certificate for Shares is not immediately available or time will not permit all required documents to reach the Depositary by the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, such stockholder's Shares may nevertheless be tendered pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Merger Subsidiary must be received by the Depositary by the Expiration Date and (c) the certificates for all physically delivered Shares, or a Book-Entry Confirmation, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

    THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

    4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby is held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Merger Subsidiary of the authority of such person so to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Merger Subsidiary will pay any stock transfer taxes with respect to the sale and transfer of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

    8. WAIVER OF CONDITIONS. Subject to the terms of the Offer, Merger Subsidiary reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer (other than the Minimum Condition), in whole or in part, in the case of any Shares tendered.

    9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

    Certain stockholders (including among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided that the required information is given to the Internal Revenue Service.

    The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified Taxpayer Identification Number is provided to the Depositary. However, such amounts will be refunded to such Stockholder if a Taxpayer Identification Number is provided to the Depositary within 60 days.

    The stockholder is required to give the Depositary the TIN (E.G., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at its address or telephone number set forth below. Questions may be directed to the Information Agent.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    12. ACCEPTANCE OF TENDERED SHARES. Upon the terms and subject to the conditions of the Offer, Merger Subsidiary will have accepted for payment (and thereby purchased) Shares validly tendered and not withdrawn when, as and if Merger Subsidiary gives oral or written notice to the Depositary of its acceptance of the tenders of such Shares pursuant to the Offer.

    13. WITHDRAWAL RIGHTS. Tendered Shares may be withdrawn only pursuant to the procedure set forth in Section 4 of the Offer to Purchase.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY HEREOF OR, IN THE CASE OF A BOOK-ENTRY DELIVERY, AN AGENT'S MESSAGE (TOGETHER WITH CERTIFICATES FOR, OR A BOOK-ENTRY CONFIRMATION WITH RESPECT TO, TENDERED SHARES WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, BY THE EXPIRATION DATE.

-------------------------------------------------------------------------------------------------------------------------
                                  PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY
-------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                            PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX         Social Security Number or
FORM W-9                              AT RIGHT AND CERTIFY BY SIGNING AND DATING      Employer Identification Number
Department of the Treasury            BELOW.
Internal Revenue Service
Payer's Request for Taxpayer
Identification Number ("TIN")
                                      -----------------------------------------------------------------------------------
                                      PART 2--Certification--Under penalties of perjury, I certify that:
                                      (1)  The number shown on this form is my correct Taxpayer Identification Number (or
                                      I am waiting for a number to be issued to me) and
                                      (2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                                           "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                      Certification Instructions--You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on you tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

                                      ---------------------------------------------------------------------------------------
                                                                                                         PART 3
                                      SIGNATURE   DATE , 1999                                            Awaiting TIN
-----------------------------------------------------------------------------------------------------------------------------

    NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature _______________________    Date ___________, 1999

                        THE DEPOSITARY FOR THE OFFER IS

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

            BY MAIL:                 BY FACSIMILE TRANSMISSION:       BY HAND/OVERNIGHT DELIVERY:
  40 Wall Street, 46(th) Floor      (Eligible Institutions Only)      40 Wall Street, 46(th) Floor
       New York, NY 10005                  (718) 234-5001                  New York, NY 10005
   (Attention: Reorganization                                          (Attention: Reorganization
           Department)                                                        Department)
                                       CONFIRM BY TELEPHONE:
                                           (718) 921-8200

                                       FOR INFORMATION CALL:
                                           (718) 921-8200

                    THE INFORMATION AGENT FOR THE OFFER IS:

                            MacKenzie Partners, Inc.

                                156 Fifth Avenue
                               New York, New York
                         (212) 929-5500 (Call Collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885